Exhibit 10.84

ADDENDUM "C'.

TO EMPLOYMENT AGREEMENT

of

Matthew M. McKenzie, Employee

THIS THIRD ADDENDUM TO EMPLOYMENT AGREEMENT is entered into this 1 day of March 2014, by and-between CUI Global, Inc., a Colorado corporation (hereinafter "CUI Global" or "Employer") and Matthew M. McKenzie, hereinafter ("Employee"), collectively referred to herein as the "Parties" or in the singular as “Party”.

WHEREAS, Employee and CUI Global entered into an Employment Agreement dated May 15, 2008 that provides for all customary-matters inter alia compensation, bonus, term, etc.

WHEREAS, Employee and CUI Global entered into an Addendum "A" to Employment Agreement dated July 1, 2010 that provides for all customary matters inter alia compensation, bonus, term, etc.

WHEREAS, Employee and CUI Global entered into an Addendum "B" to Employment

Agreement dated July 1, 2013 that provides for all customary matters inter alia compensation, bonus, term, etc.

WHEREAS, Employee and CUI Global have agreed to modify and revise certain terms and conditions of the Employment Agreement as modified and to retain, intact, all non-modified provisions and covenants.

IT IS THEREFORE AGREED:

6.	EFFECTIVE DATE. This Agreement is entered into and is effective on the date indicated above and. except as otherwise noted herein, shall remain in effect until such time as it is terminated as provided for herein.

7.	TERM OF EMPLOYMENT. The Term of Employment as set forth in previous addendum shall be extended to and through December 31, 2015.

8.	SEVERANCE AGREEMENT. Should the company terminate said employment relationship, Employee shall be entitled to an eighteen (18) month severance package and, in addition, all then outstanding stock options shall be accelerated and all options shall immediately vest to Employee.

9.	COST-OF-LIVING ADJUSTMENT. Effective January 1, 2014 and each ensuing January 1 during the Term of Employment, Employee shall receive a four percent (4%) cost-of-living adjustment to his base salary.

10.	APPLICABILITY. This Addendum modifies only the specific terms set forth herein and only to the extent specifically set forth herein and does not to in any way effect the force and effect of other provisions within the Employment Agreement.

This document consists of two pages including the signature page

AGREED TO AND ACCEPTED

Employee

	/s/	4/2/2014
Matthew M. McKenzie

CUI Global, Inc.

/s/
William J. Clough, President/CEO

CUI Global, Inc.
Compensation Committee

By:	/s/	3/19/2014
Corey A. Lambrecht